UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022

DSS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Wiregrass Pkwy, West Henrietta, NY	14586
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 17, 2022, DSS, Inc. (“Company”) held a Special Meeting of Stockholders at 1400 Broadfield Blvd. Suite 100, Houston, TX 77084. A total of 54,140,496 shares of common stock, representing 63.97% of the aggregate shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the special meeting.

The stockholders approved the issuance of up to an aggregate of 17,570,948 shares of the Company’s common stock to Alset EHome International, Inc. pursuant to the True Partner Transaction.

The stockholders approved the issuance of up to an aggregate of 21,366,177 shares of the Company’s common stock to Alset International Limited pursuant to the AMRE Transaction.

The stockholders ratified the appointment of Turner, Stone & Company, L.L.P. as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2021 and December 31, 2022.

The stockholders approved an amendment to the Company’s bylaws to change the quorum requirement from a majority of the stock issued and outstanding, either in person or by proxy, to at least thirty-five percent (35%) of the stock issued and outstanding, either in person or by proxy.

The stockholders approved an amendment to the Company’s Certificate of Amendment of Certificate of Incorporation, as amended, to increase the total number of shares of the Company’s authorized common stock to 500,000,000.

The stockholders approved an amendment to the 2020 Employee, Director and Consultant Equity Incentive Plan (“Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the Plan to 20,000,000 shares.

The stockholders approved the issuance of up to an aggregate of 15,389,995 shares of the Company’s common stock to Mr. Heng Fai Ambrose Chan pursuant to his employment agreement.

The final voting results on these matters were as follows:

1. Approval of issuance of up to an aggregate of 17,570,948 shares of the Company’s common stock to Alset EHome International Inc.:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,524,065	5,747,229	87,217	17,781,985

2. Approval of issuance of up to an aggregate of 21,366,177 shares of the Company’s common stock to Alset International Limited:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,404,269	5,868,312	85,930	17,781,985

3. Ratification of appointment of Turner, Stone & Company, L.L.P. as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2021 and December 31, 2022:

Votes For	Votes Against	Votes Abstained
49,555,646	2,488,749	2,096,101

4. Approval of amendment to the Company’s bylaws to change the quorum requirement from a majority of the stock issued and outstanding, either in person or by proxy, to at least thirty-five percent (35%) of the stock issued and outstanding, either in person or by proxy:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
31,494,195	4,738,376	125,940	17,781,985

5. Approval of amendment to the Company’s Certificate of Amendment of Certificate of Incorporation, as amended, to increase the total number of shares of the Company’s authorized common stock to 500,000,000:

Votes For	Votes Against	Votes Abstained
43,171,084	10,654,478	314,934

6. Approval of amendment to the 2020 Employee, Director and Consultant Equity Incentive Plan (“Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the Plan to 20,000,000 shares:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
29,366,755	6,885,622	106,134	17,781,985

7. Approval of issuance of up to an aggregate of 15,389,995 shares of the Company’s common stock to Mr. Heng Fai Ambrose Chan pursuant to his employment agreement:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
29,434,522	6,824,079	99,910	17,781,985

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DSS, INC.

Dated: May 17, 2022	By:	/s/ Frank D. Heuszel
	Name:	Frank D. Heuszel
	Title:	Chief Executive Officer